UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)
May 25, 2017

BREITBURN ENERGY PARTNERS LP
(Exact name of Registrant as specified in its charter)

Delaware	001-33055	74-3169953
(State or other jurisdiction of incorporation or jurisdiction)	(Commission File Number)	(IRS Employer Identification No.)

707 Wilshire Boulevard, Suite 4600
Los Angeles, CA 90017
(Address of Principal Executive Offices)
(213) 225-5900
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 (§230.405 of this chapter) of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 7.01 Regulation FD Disclosure.

As previously reported, on May 15, 2016, Breitburn Energy Partners LP (the “Partnership”) and certain of its affiliates (such affiliates, together with the Partnership, the “Debtors”) filed voluntary petitions for relief (and the cases commenced thereby, the “Chapter 11 Cases”) under chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York. The Chapter 11 Cases are being administered jointly under the caption “In re Breitburn Energy Partners LP, et al.”, Case No. 16-11390.

In November 2016 and January 2017, the Partnership entered into confidentiality agreements (collectively, the “Confidentiality Agreements”) with certain holders of the 7.875% Senior Unsecured Notes due 2022 and 8.625% Senior Notes due 2020 issued by the Partnership (the “Unsecured Notes” and, the holders thereof that are party to the Confidentiality Agreements, the “Confidential Agreement Parties”) regarding potential transactions to restructure, among other things, the Unsecured Notes. The Confidentiality Agreements expired pursuant to their terms on May 19, 2017. The Debtors are in ongoing discussions with the advisors to certain holders of the Unsecured Notes and the Official Committee of Unsecured Creditors regarding the terms of a chapter 11 plan of reorganization (the “Plan”). The Debtors intend to enter into new confidentiality agreements with such holders. The Debtors are currently negotiating a definitive plan support agreement, pursuant to which such holders would agree to support the Plan. The Debtors are also currently negotiating an investment and backstop agreement with such holders that provides for the holders to make a $1 billion equity investment. The proposed terms of the investment and backstop agreement are reflected in the illustrative term sheet referred to below. No assurances can be given that such definitive documents will be executed.

Pursuant to the Confidentiality Agreements, the Debtors have agreed to publicly disclose material non-public information (as determined by the Debtors in good faith) regarding the Partnership and its subsidiaries provided to the Confidential Agreement Parties. Over the course of several months, meetings occurred between certain representatives of the Debtors and the Confidential Agreement Parties (the “Meetings”), during which the Debtors made diligence presentations regarding the Partnership to the Confidential Agreement Parties. In connection with the Meetings and subsequent to the Meetings, the Debtors provided certain confidential information to the Confidential Agreement Parties pursuant to the Confidentiality Agreements, including certain illustrative terms included in the above-referenced illustrative term sheet (the “Diligence Materials”), which are attached hereto as Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3 to this report.

Any financial projections or forecasts included in the Diligence Materials were not prepared with a view toward public disclosure or compliance with the published guidelines of the Securities and Exchange Commission or the guidelines established by the American Institute of Certified Public Accountants regarding projections or forecasts. The projections do not purport to present the Partnership’s financial condition in accordance with GAAP. The Partnership’s independent accountants have not examined, compiled or otherwise applied procedures to the projections and, accordingly, do not express an opinion or any other form of assurance with respect to the projections. The projections were prepared for internal use, capital budgeting and other management decisions and are subjective in many respects. The projections reflect numerous assumptions made by management of the Partnership with respect to financial condition, business and industry performance, general economic, market and financial conditions, and other matters, all of which are difficult to predict, and many of which are beyond the Partnership’s control. Accordingly, there can be no assurance that the assumptions made in preparing the projections will prove accurate. It is expected that there will be differences between actual and projected results, and the differences may be material, including due to the occurrence of unforeseen events occurring subsequent to the preparation of the projections. The inclusion of the projections herein should not be regarded as an indication that the Partnership or its affiliates or representatives consider the projections to be a reliable prediction of future events, and the projections should not be relied upon as such. Neither the Partnership nor any of its affiliates or representatives has made or makes any representation to any person regarding the ultimate outcome of the Partnership’s restructuring compared to the projections, and none of them undertakes any obligation to publicly update the projections to reflect circumstances existing after the date when the projections were made or to reflect the occurrence of future events, even in the event that any or all of the assumptions underlying the projections are shown to be in error.

Certain of the information provided herein was prepared as early as December 2016, and is subject to all of the cautionary statements and limitations described herein and under the caption “Cautionary Note Regarding Forward-Looking Statements.” Certain conditions have changed since most of these materials were prepared as the Partnership continues to operate, technical advancements continue to occur, commodity prices change, land acquisitions and dispositions continue to occur in the ordinary course, costs change and other similar changes take place. As a result, the forward looking information contained in the materials should be viewed in the context of the time it was prepared and with the understanding that some of the forward looking estimates or expectations have proven to be incorrect and thus the forward looking information is no longer accurate. Projections and estimates for the Partnership’s future production volumes are based on, among other things, assumptions of capital expenditure levels and the assumption that market demand and prices for oil and gas will continue at levels that allow for economic production of these products, and projected future volumes may be lower due to the impact of wells being shut-in or not being repaired due to their being uneconomic at current commodity prices. The production, transportation and marketing of oil and gas are extremely complex and are subject to disruption due to transportation and processing availability, mechanical failure, human error, weather, and numerous other factors, including the inability to obtain expected supply of CO2. The Partnership’s projections are based on certain other assumptions, such as well performance, which may actually vary significantly from those assumed. Lease operating costs, including major maintenance costs, vary in response to changes in prices of services and materials used in the operation of our properties and the amount of maintenance activity required. Lease operating costs, including taxes, utilities and service company costs, move directionally with increases and decreases in commodity prices, and we cannot fully predict such future commodity or operating costs. Similarly, interest rates and price differentials are set by the market and are not within our control, and they can vary dramatically from time to time. Capital expenditures were based on our expectations as of the date of such guidance as to the level of capital expenditures that will be justified based upon our then expectations about certain operating and economic factors not discussed herein. Accordingly, the guidance provided herein does not constitute any form of guarantee, assurance or promise that the matters indicated will actually be achieved; rather it simply sets forth our best estimate as of the date of such guidance for these matters based upon our then expectations about the future based upon both stated and unstated assumptions. Actual conditions and those assumptions may, and probably will, change.

The information in this report under Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Forward-Looking Statements

The information in this report contains forward-looking statements relating to the Partnership’s operations that are based on management’s expectations, estimates and projections about its operations as of the date of such statements. Words and phrases such as “believes,” “expect,” “future,” “impact,” “will be,” “forecast” and variations of such words and similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and other factors, some of which are beyond our control and are difficult to predict. These include risks relating to the Partnership’s financial performance and results; the restructuring process, including our inability to develop, confirm and consummate a plan under chapter 11 of the U.S. Bankruptcy Code or an alternative restructuring transaction; changes in our business strategy; our future levels of indebtedness and liquidity; prices and demand for natural gas and oil; increases in operating costs; uncertainties inherent in estimating our reserves and production; our ability to replace reserves and efficiently develop our current reserves; political and regulatory developments relating to taxes, derivatives and our oil and gas operations; and the factors set forth under the heading “Risk Factors” incorporated by reference from our Annual Report on Form 10-K filed with the Securities and Exchange Commission, our Quarterly Reports on Form 10-Q and our Current Reports on Form 8-K. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. The reader should not place undue reliance on these forward-looking statements, which speak only as of the date of such statements. Unless legally required, the Partnership undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise. Unpredictable or unknown factors not discussed herein also could have material adverse effects on forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Breitburn Energy Partners LP - Discussion Materials.
99.2	Breitburn Energy Partners LP - Discussion Materials.
99.3	Breitburn Energy Partners LP - Proposed Equity Investment Term Sheet.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BREITBURN ENERGY PARTNERS LP

	By:	BREITBURN GP LLC,
its general partner

Date: May 25, 2017	By:	/s/ James G. Jackson
James G. Jackson
Chief Financial Officer